UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2021

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-206903	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market
Warrants to purchase common stock	CTXRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 24, 2021, Citius Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K with the United States Securities and Exchange Commission to report under Item 5.07 (the “Original Form 8-K”) the voting results for the proposals submitted to stockholders at the Company’s Special Meeting of Stockholders (the “Special Meeting”), held on May 24, 2021. The Special Meeting was adjourned until June 21, 2021 with respect to Proposal 1, as set forth in the Company’s definitive proxy statement on Schedule 14A, dated April 12, 2021, for the Special Meeting (the “Definitive Proxy Statement”), to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of capital stock from 210,000,000 to 410,000,000 shares and the authorized number of common shares from 200,000,000 to 400,000,000 (the “Increase”). This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to disclose the voting results with respect to Proposal 1 voted on at the reconvened portion of the Special Meeting held on June 21, 2021. No other changes have been made to the Original Form 8-K.

Item 3.03 – Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Increase described in Items 5.03 and 5.07 of this Current Report on Form 8-K/A is incorporated by reference in this Item 3.03.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2021, the Company reconvened and concluded the Special Meeting. As previously reported in the Original Form 8-K, the Company’s stockholders voted on, and approved two proposals at the Special Meeting, including a proposal to adjourn the Special Meeting in the event that there were insufficient votes to approve the Increase. Following approval of the adjournment proposal, the Special Meeting was adjourned until June 21, 2021 in order to allow the Company’s stockholders more time to consider and approve the Increase. Following approval of the Increase at the reconvened Special Meeting, the Increase became effective on June 21, 2021. The description of the amendment to effectuate the Increase is qualified in its entirety by reference to the full text of the Certificate of Amendment for the Increase, a copy of which is included hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

We reconvened the Special Meeting at 8:00 a.m., Eastern time, on June 21, 2021. At the reconvened Special Meeting, stockholders approved an amendment to our Articles of Incorporation to increase the authorized number of shares from 210,000,000 to 410,000,000 and the authorized number of common shares from 200,000,000 to 400,000,000. The vote for such approval was 68,411,111 shares for, 13,230,161 shares against, 824,790 shares abstaining, and no broker non-votes.

Item 9.01 – Financial Statement and Exhibits.

(d)       Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Citius Pharmaceuticals, Inc. dated June 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: June 22, 2021	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer